UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2014

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg		N/A
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification Number)

001-36473
(Commission File Number)

1000 Chesterbrook Boulevard, Suite 300 Berwyn, Pennsylvania		19312
(Address of principal executive offices)		(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 18, 2014, Trinseo S.A. (the “Company”) announced that it has named Angelo N. Chaclas as Senior Vice President and Chief Legal Officer effective January 1, 2015. Mr. Chaclas currently serves as Associate General Counsel and Chief Intellectual Property Counsel for the Company.

A copy of the press release announcing Mr. Chaclas’s appointment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Company press release dated November 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ John A. Feenan
Name: John A. Feenan Title: Executive Vice President and Chief Financial Officer

Date: November 18, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Company press release dated November 18, 2014.